UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2008

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9390	95-2698708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9330 BALBOA AVENUE, SAN DIEGO, CA	92123
(Address of principal executive offices)	(Zip Code)

(858) 571-2121
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 20, 2008, Jack in the Box Inc. issued a press release furnished as Exhibit 99.1, announcing the company’s first-quarter results and second-quarter and fiscal year 2008 guidance.

Jack in the Box Inc. will conduct a conference call on February 20, 2008, at 8:30 a.m. PST to review first-quarter results and second-quarter and fiscal year 2008 guidance. Investors can hear this conference call live by visiting the Jack in the Box Inc. home page at www.jackinthebox.com. Access the Jack in the Box Inc. home page at least 15 minutes prior to the call to download and install any necessary audio software. For a limited time, investors can hear replays of the conference call by visiting www.jackinthebox.com and clicking on the conference call link.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS

The following exhibit is filed as part of this report:

Exhibit

  No.               Description

-----------         ---------------

99.1                Press Release of Jack in the Box Inc. dated February 20, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK IN THE BOX INC.
By:	/s/ JERRY P. REBEL
Jerry P. Rebel
Executive Vice President Chief Financial Officer (Principal Financial Officer) (Duly Authorized Signatory)
Date: February 20, 2008